UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida (Address of principal executive offices)	32117 (Zip Code)
Registrant’s telephone number, including area code: (386) 274-2202
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”) of Consolidated-Tomoka Land Co. (the “Company”) was held on April 26, 2017 at LPGA International Golf Club in Daytona Beach, Florida.  At the 2017 Annual Meeting, the Company’s shareholders re-elected John P. Albright, John J. Allen, Laura M. Franklin, William L. Olivari, Howard C. Serkin, Thomas P. Warlow, III, and Casey R. Wold to serve as members of the board of directors (the “Board”) of the Company until the 2018 Annual Meeting of Shareholders.  In addition, the Company’s shareholders took the following actions at the 2017 Annual Meeting: (i) the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2017 was ratified; (ii) a proposal for advisory approval of the Company’s 2016 executive compensation (the “Say-on-Pay Vote”) was approved; and (iii) an advisory vote regarding the frequency of the Say-on-Pay Vote resulted in shareholders approving an annual Say-on-Pay Vote.

The proposals below are described in detail in the Company’s definitive proxy statement dated March 21, 2017.  The voting results for each proposal were as follows:

Proposal 1: Election of seven directors to hold office until the 2018 Annual Meeting of Shareholders:
	For	Against	Abstain
John P. Albright	3,022,966	30,572	6,705
John J. Allen	2,967,909	88,945	3,389
Laura M. Franklin	3,022,874	34,064	3,305
William L. Olivari	2,956,935	83,816	19,491
Howard C. Serkin	2,794,987	261,886	3,369
Thomas P. Warlow, III	2,743,473	313,253	3,516
Casey R. Wold	3,018,648	37,281	4,314
Elizabeth N. Cohernour	1,994,255	0	8,515
Evan H. Ho	1,994,255	0	8,515
Edward W. Pollock	1,994,181	0	8,589
David J. Winters	1,992,015	0	10,755

Proposal 2: Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2017:
	For	Against	Abstain
	3,090,647	1,889,161	83,203

Proposal 3: Advisory vote to approve executive compensation:
	For	Against	Abstain
	2,939,891	2,061,332	59,987

Proposal 4: Advisory vote regarding frequency of advisory vote to approve executive compensation:
	1 Year	2 Years	3 Years	Abstain
	4,642,420	54,548	317,241	48,802

In addition, on May 5, 2017, the Board determined that the Company will hold a non-binding advisory Say-on-Pay Vote on the Company’s compensation of its named executive officers, as disclosed in the Company’s proxy statement, on an annual basis until the next required vote by the Company’s shareholders on the frequency of such vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2017                                                                       Consolidated-Tomoka Land Co.

By: /s/John P. Albright

John P. Albright, President and Chief Executive Officer